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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date:                                              Nov 1, 1995
Original Settlement Date:                                         Nov 21, 1995
Series Number of Class A-1 Certificates:                             441919AG2
Series Number of Class A-2 Certificates:                                   N/A
Original Sale Balance:                                            $637,660,000
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Servicer Certificate                                             (Page 1 of 3)
Distribution Date:                                                    09/22/97
Investor Certificateholder Floating Allocation Percentage               96.93%
Investor Certificateholder Fixed Allocation Percentage                  97.90%
Aggregate Amount of  Collections                                 20,018,234.13
 Aggregate Amount of  Interest Collections                        4,966,716.81
 Aggregate Amount of  Principal Collections                      15,051,517.32
Int. Collections Alloc. to Investor                               4,814,124.37
Class A Principal Collections                                    14,142,317.81
Seller Interest Collections                                         152,592.44
Seller Principal Collections                                        909,199.51
Weighted Average Loan Rate                                              13.89%
Net Loan Rate                                                           12.89%
Weighted Average Maximum Loan Rate                                      18.82%
Class A-1 Certificate Rate                                             5.8828%
Maximum Investor Certificate Rate                                     12.9500%
Class A-1 Certificate Interest Distributed                        2,159,334.05
Class A-1 Investor Certificate Interest Shortfall before Draw             0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                  0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                 0.00
Unpaid Class A-1 Carryover Interest Amount                                0.00
Maximum Principal Dist. Amount (MPDA)                            14,735,435.46
Alternative Principal Dist. Amount (APDA)                        14,142,317.81
Rapid Amortization Period? (Y=1, N=0)                                     0.00
Scheduled Principal  Distribution Amount (SPDA)                  14,142,317.81
Principal  allocable to Class A-1                                14,142,317.81
SPDA deposited to Funding Account                                         0.00
Accelerated Principal Distribution Amount                                 0.00
APDA allocable to Class A-1                                               0.00
Reimbursement to Credit Enhancer                                          0.00
Spread Trigger hit?                                                         No
Reduction in Certificate Principal Balance due to Current Class A-1
 Liquidation Loss Amount                                            812,988.02
Cumulative Investor Liquidation Loss Amount                         812,988.02
Total Principal allocable to A-1                                 14,955,305.83
Beginning Class A-1 Certificate Principal Balance               400,427,202.02
Ending Class A-1 Certificate Principal Balance                  385,471,896.19
Pool Factor (PF)                                                     0.6045101
Retransfer Deposit Amount                                                 0.00
Servicing Fees Distributed                                          336,400.48
Beg. Accrued and Unpaid Inv. Servicing Fees                               0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                             0.00
End. Accrued and Unpaid Inv. Servicing Fees                               0.00
Aggregate Investor Liquidation Loss Amount                          812,988.02
Investor Loss Reduction Amount                                            0.00
Beginning Pool Balance                                          416,475,881.53
Ending Pool Balance                                             401,493,465.33
Beginning Invested Amount                                       403,680,571.02
Ending Invested Amount                                          388,725,265.19
Beginning Seller Principal Balance                               12,795,310.51
Ending Seller Principal Balance                                  12,768,200.14
Additional Balances                                                 909,199.51
Beginning Funding Account Balance                                         0.00
Ending Funding Account Balance                                            0.00

Servicer Certificate                                             (Page 2 of 3)
Distribution Date:                                                    09/22/97
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
 release                                                                 0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
 release                                                                 0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period         0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.0.00
Beginning  Pre-Funding Account Balance                                    0.00
Ending Pre-Funding Account Balance                                        0.00
Pre-Funding Earnings                                                      0.00
Beginning Capitalized Interest Account                                    0.00
Capital Interest Requirement (Transferred to Collection Account)          0.00
Ending Capitalized Interest Account                                       0.00
Beginning Spread Account Balance                                  6,506,737.00
Ending Spread Account Balance                                     6,506,737.00
Beginning Seller Interest                                              3.0723%
Ending Seller's Interest                                               3.1802%
Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       216
     Trust Balance                                                7,652,912.71
   90+ days (Del Stat 3+)
     No. of Accounts                                                       496
     Trust Balance                                               16,989,964.56
   270+ days (Del Stat 9+)
     No. of Accounts                                                       161
     Trust Balance                                                5,904,597.70
   REO
     No. of Accounts                                                        30
     Trust Balance                                                1,309,112.43
Rapid Amortization Event ?                                                  No
   Failure to make payment within 5 Business Days of Required Date ?        No
   Failure to perform covenant relating to Trust's Security Interest ?      No
   Failure to perform other covenants as described in the Agreement ?       No
   Breach of Representation or Warranty ?                                   No
   Bankruptcy, Insolvency or Receivership relating to Seller ?              No
   Subject to Investment Company Act of 1940 Regulation ?                   No
   Servicing Termination ?                                                  No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off
    Balance                                                                 No
Event of Default ?                                                          No
 Failure by Servicer to make payment within 5 Bus. Days of Required Date? No Failure by Servicer to perform covenant relating to Trust's Security Int? No Failure by Servicer to perform other covenants as described in the
  Agreement?                                                                No
 Bankruptcy, Insolvency or Receivership relating to Master Servicer ?       No
 Trigger Event ?                                                            No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer                                    0.00
Amount Distributed to Seller                                      1,061,791.95
Master Servicer Credit Facility Amount                                    0.00
Guaranteed Principal Distribution Amount                                  0.00
Credit Enhancement Draw Amount                                            0.00
Spread Account Draw Amount                                                0.00
Capitalized Interest Account Draw                                         0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                       0.00
Amount paid to Trustee                                                    0.00
Cumulative Draw under Policy                                              0.00
Net Yield                                                                4.36%
Total  Available Funds
     Aggregate Amount of Collections                             20,018,234.13
     Deposit for principal not used to purchase subsequent loans          0.00
     Interest Earnings on the Pre-Funding Account                         0.00
Servicer Certificate                                             (Page 3 of 3)
Distribution Date:                                                    09/22/97
     Deposit from Capitalized Interest Account                            0.00
     Total                                                       20,018,234.13
Application of Available Funds
     Servicing Fee                                                  336,400.48
     Prinicpal and Interest to Class A-1                         17,114,639.88
     Seller's portion of Principal and Interest                   1,061,791.95
     Funds deposited into Funding Account (Net)                           0.00
     Funds deposited into Spread  Account                                 0.00
     Excess funds released to Seller                              1,505,401.82
     Total                                                       20,018,234.13


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer
Statement to Certificateholders              (Page 1 of 1)
Distribution Date:                                                    09/22/97
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage              96.9277%
Class A Certificateholder Fixed Allocation Percentage                 97.9000%
Beginning Class A-1 Certificate Balance                         400,427,202.02
Class A-1 Certificate Rate                                           5.882810%
Class A-1 Certificate Interest Distributed                            3.386341
Class A-1 Certificate Interest Shortfall Distributed                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall             0.000000
Rapid Amortization Event ?                                                  No
Class A-1 Certificate Principal Distributed                          23.453417
   Maximum Principal Distribution Amount                             23.108609
   Scheduled Principal  Distribution Amount (SPDA)                   22.178462
   Accelerated Principal Distribution Amount                          0.000000
   Aggregate Investor Liquidation Loss Amount Distributed             1.274955
Total Amount Distributed to Certificateholders                       25.564802
Principal Collections deposited into Funding Account                      0.00
Ending Funding Account Balance                                            0.00
Ending Class A-1 Certificate Balance                            385,471,896.19
Class A-1 Factor                                                     0.6045101
Pool Factor (PF)                                                     0.6045101
Unreimbursed Liquidation Loss Amount                                     $0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount                 $0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount        $0.00
Class A Servicing Fee                                               336,400.48
Beginning Invested Amount                                       403,680,571.02
Ending Invested Amount                                          388,725,265.19
Beginning Pool Balance                                          416,475,881.53
Ending Pool Balance                                             401,493,465.33
Spread Account Draw Amount                                                0.00
Credit Enhancement Draw Amount                                            0.00
DELINQUENCY & REO STATUS
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       216
     Trust Balance                                                7,652,912.71
   90+ days (Del Stat 3+)
     No. of Accounts                                                       496
     Trust Balance                                               16,989,964.56
   REO
     No. of Accounts                                                        30
     Trust Balance                                                1,309,112.43
Aggregate Liquidation Loss Amount for Liquidated Loans              458,927.16
Class A-1 Certificate Rate for Next Distribution Date            To be updated
Amount of any Draws on the Policy                                         0.00
Subsequent Mortgage Loans
     No. of Accounts                                                      0.00
     Trust Balance                                                        0.00
Pre-Funded Amount (Ending)                                                0.00
Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                                         0
     Trust Balance                                                        0.00